UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): August 15, 2006

                               G&K Services, Inc.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or other jurisdiction of incorporation)

                                     0-4063
                            (Commission File Number)


                                   41-0449530
                                  (IRS Employer
                               Identification No.)


                 5995 Opus Parkway, Minnetonka, Minnesota 55343
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 912-5500


          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02     Results of Operations and Financial Condition

The information in this item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." The information in this Item 2.02 and
Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

On August 15, 2006, G&K Services, Inc. issued a press release announcing its financial results for the fiscal quarter ended July 1, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. The press release cites the Company's organic industrial rental growth rate, which is a non-GAAP financial measure. The organic growth rate is calculated using industrial rental revenue, adjusted for foreign currency exchange rate differences and revenues from newly acquired locations. Management believes that by eliminating the impact of the U.S.-Canadian exchange rate and the effects of certain acquisitions made by the Company, the organic growth rate better reflects the growth of its existing industrial rental business and therefore is useful in analyzing the financial condition of the Company and the results of its operations.


Item 9.01     Financial Statements and Exhibits.

              (c)    Exhibits.

                     99.1    Press Release dated August 15, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           G&K SERVICES, INC.
                                           (Registrant)



Date: August 15, 2006                      By:  /s/ Jeffrey L. Wright
                                              ----------------------------------
                                           Name: Jeffrey L. Wright
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated August 15, 2006